SUPPLEMENT DATED JULY 29, 2022
TO THE SUMMARY PROSPECTUS, PROSPECTUS and
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022
OF VANECK FUNDS

CM Commodity Index Fund
Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

IMPORTANT NOTICE REGARDING CHANGES TO THE INDEX NAME, INDEX DESCRIPTION AND CALCULATION AGENT

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for VanEck Funds (the “Trust”) regarding CM Commodity Index Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.1115 or visiting the VanEck website at www.vaneck.com.

In connection with the renaming of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”), effective immediately, all references in the Fund’s Summary Prospectus, Prospectus and SAI to the “UBS Bloomberg Constant Maturity Commodity Total Return Index” are deleted and replaced with the “UBS Constant Maturity Commodity Total Return Index.”1

Furthermore, in connection with the replacement of Bloomberg Finance L.P. by MerQube, Inc. as administrator and calculation agent of the CMCI, effective immediately, all references to Bloomberg Finance L.P. as the calculation agent of the CMCI are deleted and hereby replaced with MerQube, Inc. (“MerQube”).

Additionally, on July 18, 2022, MerQube announced a methodology change to the funding reference rate for the CMCI resulting in replacing the 13-week U.S. Treasury Bill Rate with the Secured Overnight Funding Rate (SOFR). Accordingly, effective immediately, all references to the fixed income component of the CMCI shall be deleted and hereby replaced with: “the fixed income return reflecting the SOFR-based interest earned on a hypothetical portfolio theoretically deposited as full collateral for the notional exposure of hypothetical positions in the futures contracts comprising the Index.”

As a result of the aforementioned changes, the following additional changes are implemented effective immediately:

The “Index Tracking and Data Risk” risk factor under Principal Risks in the Summary Prospectus and Prospectus is deleted and hereby replaced with the following:

Index Tracking and Data Risk. The Fund’s return may not match the return of the CMCI for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the CMCI and incurs costs associated with investing in commodity-linked derivative instruments that provide economic exposure to the CMCI, which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”). Additionally, while the CMCI’s funding reference rate is the SOFR, the Fund
1 In the first instance of use, the name of the CMCI shall read UBS Constant Maturity Commodity Total Return Index (formerly known as UBS Bloomberg Constant Maturity Commodity Total Return Index).

may instead invest in Fixed Income Instruments such as U.S. Treasury Bills which may result in differences in performance between the CMCI and the Fund. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology or the transmission of such information to the Adviser may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

The below footnote is hereby inserted to correspond to the CMCI line item in the “Average Annual Total Returns as of 12/31/2021” table in the Performance section of the Summary Prospectus and the Prospectus:

2 Performance of the CMCI prior to July 18, 2022 reflects the CMCI’s previous index     methodology which had a different funding reference rate than the current index methodology.

The “Tracking and Data Error Risk” risk factor under Additional Information About Principal         Investment Strategies and Risks in the Prospectus is deleted and hereby replaced with the following:

Tracking and Data Error Risk. The Fund’s investment objective is to seek to track, before fees     and expenses, the performance of the CMCI. The Fund’s return may not match the return of the CMCI for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the CMCI and incurs costs associated with buying and selling securities or entering into derivative transactions, which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV. Additionally, while the CMCI’s funding reference rate is the SOFR, the Fund may instead invest in Fixed Income Instruments such as U.S. Treasury Bills which may result in differences in performance between the CMCI and the Fund. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the CMCI. There is no assurance that the index provider or any agents that may act on their behalf will compile the CMCI accurately or transmit or communicate such information to the Adviser accurately, or that the CMCI will be determined, composed or calculated accurately. Errors with respect to the quality, accuracy and completeness of the data used to compile the CMCI may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, particularly if the index is less commonly used as a benchmark by funds or managers. Therefore, gains, losses or costs associated with errors of the index provider or its agents will generally be borne by the Fund and its shareholders. Any gains due to the index provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the index provider’s or others’ errors will be borne by the Fund and its shareholders. The need to comply with the tax diversification and other requirements of the Code may also impact the Fund’s ability to replicate the performance of the CMCI. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the CMCI. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the CMCI may occur from time to time. Any such errors may not be identified or corrected by the index provider for some period of time, which may have an adverse effect on the Fund and its shareholders.

The paragraphs under “Calculation of the Index” and “Total Return” in Appendix A: Description     of the CMCI in the Prospectus and SAI are deleted and hereby replaced with the following:

Calculation of the Index

The CMCI is calculated and disseminated by MerQube, Inc. with a daily closing Index level published on each Trading Day. Index information is available via Bloomberg on pages CUBS, CMCN or CMCX and from Reuters on page UBSCMCI. For further information on CMCI methodology and CMCI index values, investors can go to http://www.ubs.com/cmci or https://merqube.com/index/CMCITR.

Total Return

CMCI is a “total return” index. In addition to uncollateralized returns generated from the futures     contracts comprising the Index, a daily fixed-income return is added, which reflects the interest earned on a hypothetical fixed income portfolio which theoretically collateralizes 100% of the notional value of the hypothetical positions in the futures contracts comprising the Index. The rate used to calculate the daily fixed income return is the Secured Overnight Financing Rate (“SOFR”), as published by the New York Federal Reserve Bank every business day and generally made effective with respect to the Index on the following Trading Day.

The “License Agreement and Disclaimer ” section in the Prospectus (Appendix B) and SAI with respect to the Fund is hereby deleted in its entirety and replaced with the following:

VEAC has also entered into a licensing agreement with UBS AG, London (“UBS”) to use the UBS Constant Maturity Commodity Total Return Index (the “CMCI”). The CM Commodity Index Fund is entitled to use the CMCI pursuant to a sub-licensing arrangement with VEAC. UBS owns or exclusively licenses all proprietary rights with respect to the CMCI. Any third-party product based on or related to the CMCI (“Product”) may only be issued upon the prior joint written approval of UBS and upon the execution of a license agreement between UBS and the party intending to launch a Product (a “Licensee”). In no way does UBS sponsor or endorse, nor is it otherwise involved in the issuance and offering of a Product nor does it make any representation or warranty, express or implied, to the holders of the Product or any member of the public regarding the advisability of investing in the Product or commodities generally or in futures particularly, or as to results to be obtained from the use of the CMCI or from the Product. Further, UBS does not provide investment advice to any Licensee specific to the Product, other than providing the CMCI as agreed in the license agreement with the Licensee, and which will be done without consideration of the particular needs of the Product or the Licensee. UBS specifically disclaims any liability to any party for any inaccuracy in the data on which the CMCI is based, for any mistakes, errors, omissions or interruptions in the calculation and/or dissemination of the CMCI, or for the manner in which such is applied in connection with the issuance and offering of a Product. In no event shall UBS have any liability to any party for any lost profits or indirect, punitive, special or consequential damages or losses.

THIS IS NOT AN OFFER OR SOLICITATION BY UBS OF AN OFFER TO BUY OR SELL ANY SECURITY OR INVESTMENT. PAST PERFORMANCE OF THE UBS CONSTANT MATURITY COMMODITY INDEX IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

Please retain this supplement for future reference.